Exhibit 99.1

December
2010

During the course of this presentation the Company will be making forward-looking statements (as such  term is defined in the Private Securities Litigation Reform Act of 1995) that are based on our current  expectations,  beliefs and  assumptions  about  the  industry  and  markets  in  which  US
Ecology,  Inc.  and   its   subsidiaries   operate.  Because   such   statements   include   risks   and
uncertainties,  actual  results may differ materially from what is expressed herein and no assurance can  be  given  that  the  Company  will  meet its 2010 earnings estimates, successfully execute its growth  strategy, or declare or  pay future  dividends. For information on other factors that could cause  actual  results  to  differ  materially  from  expectations,  please  refer to US Ecology, Inc.’s
(formally known as American Ecology Corporation) December 31, 2009 Annual Report on Form 10
-K  and  other  reports file with the Securities and Exchange Commission. Many of the factors that will  determine  the  Company’s future  results are  beyond the ability of management to control or predict.  Participants  should  not  place  undue  reliance  on  forward-looking  statements,  reflect management’s  views only as of the date hereof. The Company undertakes no obligation to revise or  update  any  forward-looking  statements,  or  to make any other forward-looking statements, whether as a result of new information, future events or otherwise.
Important  assumptions  and  other  important  factors  that  could  cause  actual  results to differ materially  from  those  set  forth  in  the  forward-looking  information  include  a  loss  of a major customer,  compliance  with  and changes to  applicable  laws and  regulations,  market conditions, pricing and  production rates  for the thermal  recycling service at our Texas facility, access to cost effective  transportation services,  access to  insurance and  other financial assurances, loss of key personnel, lawsuits, adverse  economic conditions  including a  tightened  credit market, the timing or  level  of  government  funding or  competitive conditions, incidents  that could  limit or suspend specific operations, our ability to perform under required contracts, our willingness or ability to pay dividends and our ability to integrate Stablex or any other potential acquisitions.

 } Founded in 1952 and headquartered in Boise, ID
 } Own & operate hazardous and radioactive waste
 treatment and disposal facilities
 } Provide safe, secure & cost-effective hazardous
 and radioactive materials solutions to industry &
 government

 Large & Loyal Customer Base

Market Cap	$300 million*
Recent Price:	$16.37*
52 Wk. Range:	$12.98 - $17.67
Shares Out./Float:	18.2 / 15.5 million
Dividend/Yield:	$0.72 / 4.4%
Revenue TTM	$89 million**
SG&A % of Revenue:	17% **
Cash/Investments:	$30.4 million**
Term Debt:	-0-
Avail. line of credit:	$16 million
* At 11-22-2010 ** at 9-30-2010

4 Sites: US Ecology
5 Sites: Waste Management
7 Sites: Clean Harbors
5 Sites: Others *
2 Sites: Energy Solutions
3 Commercial Nuclear Waste Sites in US
21 Hazardous Waste Sites in US & Canada
Grand View, ID
Robstown, TX
Blainville, QC

2008 disposed volume, not capacity based on
Various Industry Sources

 } Estimated $5 billion per year market
 } Landfill revenue represents
 14% of market
 } Historically ~3.5M tons/year
 ◦ Down in 2009 due to economy
 ◦ Stronger in 2010, but still sluggish
 } Volumes Fluctuate
 ◦ Clean-up projects (Events)
 ◦ Industrial production levels (Base)

 } Regulatory Drivers
 ◦ Increased enforcement
 ◦ Changes in laws, regulation, and rules
 ◦ Court orders
 } Commercial Drivers
 ◦ Alternative Use (e.g. real estate development)
 ◦ Plant expansion
 ◦ Compliance
 } Government sponsored clean-ups
 ◦ Department of Defense, States, EPA

High Barriers to Entry

 } Remote, geologically superior
 desert site
 } Rail served
 } Specializes in high volume
 treatment or direct disposal
 projects
 } “Hybrid” site accepts low-activity
 radioactive and hazardous waste
 } Years of permitted capacity
Premier US Hazardous Waste Site

 } Specializes in difficult to treat
 waste streams
 } Adding waste handling
 infrastructure to improve
 operating efficiencies & service
 ◦ Added disposal space in 2010
 ◦ Constructing new treatment and
 drum handling building
 } 10+ years of permitted capacity
Serving the Gulf Coast Oil & Gas Market

 } Recycles refinery tank
 bottoms, cracking catalyst &
 other oil bearing wastes
 ◦ Industrial reuse of catalyst
 ◦ Used oil resold into market
 } Key advantage: Internalize
 costs of recycling residuals:
 ash & liquids
 } Constructing new catalyst
 handling system
Nationwide Recycling

 } Superb natural conditions for
 disposal
 } Specializing in containers and
 difficult to treat waste streams
 } State-of-the-art treatment
 building with high capacity drum
 handling capability
 } New disposal space under
 construction - Q1 2011 est.
 completion
Great Desert Location Serving CA/AZ
Markets

 } Regulated monopoly for low-
 level radioactive waste in 11
 western states
 } Market pricing for certain
 naturally occurring radioactive
 material
 } Company’s “Cash Cow” -
 limited growth potential
Steady, Rate-Regulated Earnings

 } Superb natural conditions
 for disposal
 } Specializing in difficult to
 treat waste streams
 } State-of-the-art treatment
 building and proprietary
 process
Stablex - Serving NE U.S., Canada

 } Purchase price: $80 million Canadian dollars ($77.3M USD)
 } Purchased from Marsulex Inc. (TSX: MLX)
 } Form of transaction: Stock Purchase
 } Financing: Cash on hand and bank financing
 ◦ $75 million USD Acquisition Credit Facility
 } Non-recurring closing costs: $2.6 million or $0.13 per diluted share
 } 2009 EBITDA: ~$9.9M CAD
Transaction Summary

 } Leverage Stablex diverse base
 of blue-chip customers in North
 America
 } More than 1,000 customer
 relationships
Business Rationale
 } Add physical presence in the
 Northeastern U.S. & eastern
 Canada
 } Expand service offerings and
 penetration of national accounts
 } Optimize Event opportunities
 ◦ Combined bids using Stablex
 with other USE facilities and
 transportation assets
 } Opportunity to increase revenue
 and improve efficiencies
 ◦ Transportation, brokering,
 permit modifications

 } Purchase Siemens Water
 Technologies Vernon,
 California permitted
 hazardous liquids
 processing facility
 } Purchase Price: $8.65
 Million
 } Structure: Asset
 Purchase
 } Signed Definitive
 Agreement August 27th
 } Closing: On Hold
*Treatment, Storage, Disposal Facility

* - Dollars in millions

* - Dollars in millions

 } Ongoing project delays/deferrals
 ◦ Event business still soft, but better than ‘09
 } Pricing pressure for Thermal Recycling
 services
 } Accrual of regulatory fine
 } Low rail car utilization in first half
 } Despite Challenges grew Non-Honeywell
 related revenue by almost 11% vs. YTD
 2009

 } Still limited commercial project opportunities - few signs of a quick or strong turnaround
 } Government project opportunities up in 2010 (DOD,
 EPA, State highway work), especially California
 } Recurring “Base Business” market has remained flat -
 growth requires market share gains from competitors
 } National landfill overcapacity continues to pressure on
 pricing
 } Transportation costs rising; makes the distance to USE
 West Coast sites vs. competition a more critical factor

General Market Trends

 } 2010 EPS of $0.57 to $0.67 excluding one time transaction and integration costs; reaffirmed October 2010
 } 2010 earnings will be impacted by $0.13 of non-recurring
 transaction and integration costs
 } 2010 EPS growth of 10% to 29% over 2009 excluding
 contributions from 2009 Honeywell and insurance
 settlement and 2010 acquisition costs (“apples to apples”)
 } Expect Q4 , while still relatively strong, to be sequentially weaker than Q3 since most of GE waste was received in
 Q3
 } Stablex 2009 Revenue of CAD$38.5 million, EBITDA of
 CAD$9.9 million - expect EPS contribution in 2011

Business Overview and Outlook

 } Unique set of radioactive & hazardous services and assets means high barriers to entry
 } Strong cash flow business with significant earnings upside
 } Once fixed costs are covered, significant “fall thru” to
 bottom line (i.e. high operating leverage)
 } Return on total capital: 13.8% ttm
 } Attractive dividend yield of over 4.4%
 } Seasoned, committed executive management team
 } Large, loyal customer base
 } Opportunity to leverage new
   assets